                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  September 17, 2002

                             ANACOTT CAPITAL CORP.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-32581
                           (Commission File Number)

                                  23-3076039
                     (I.R.S. Employer Identification No.)

              137-77 Northern Blvd., Flushing, New York     11354
              (Address of principal executive offices)    (Zip Code)

      Registrant's telephone number, including area code:  (718) 762-2100

ITEM 1. CHANGE IN CONTROL OF REGISTRANT

On  September  17, 2002, Dotcom Internet Ventures Ltd. ("Dotcom"), the majority shareholder of Anacott  Capital Corp. ("Anacott" or "Registrant"), entered into a Capital Stock Purchase  Agreement  with David Chen ("Chen") pursuant to which
Chen  acquired four million seven hundred  fifty  thousand  (4,750,000)  shares owned by Dotcom on September 27, 2002. The total consideration paid by Chen for the shares  was $35,000. As a result, Chen now owns 95% of Anacott's issued and outstanding shares.  Chen  used  personal funds to purchase the Anacott shares.
Simultaneously  with  this transaction,  the  Board  of  Directors  of  Anacott nominated Chen to the Board  of Directors and all former officers and directors resigned. Chen was then named President, Secretary and Treasurer of Anacott.

Prior to the sale, Anacott had 5,000,000 shares of common stock outstanding.

Copy  of  the Capital Stock Purchase  Agreement  reflecting  the  sale  of  the
5,000,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

The following  table  sets forth, as of September 27, 2002, certain information with  respect  to  the  Registrant's  equity  securities  owned  of  record  or beneficially by (i) each  officer  and  director  of  the Registrant; (ii) each person  who owns beneficially more than 5% of each class  of  the  Registrant's outstanding  equity  securities; and (iii) all directors and executive officers as a group.

                                                    Amount and
                                                     Nature of
                 Name and Address of                Beneficial      Percent of
Title of Class   Beneficial Owner (1)                Ownership      Class (2)
--------------   -----------------------------      ----------      ----------
Common Stock     David Chen                          4,750,000         95%
                 137-77 Northern Blvd.
                 Flushing, New York 11354

Common Stock     William Tay                           250,000          5%
                 2000 Hamilton St., #520
                 Philadelphia, PA 19130-3883

Common Stock     All Officers and Directors as
                 a Group (1 person)                  4,750,000         95%

   (1) Beneficial ownership  has  been determined in accordance with Rule 13d-3 under  the  Exchange  Act  and unless  otherwise  indicated,  represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 5,000,000 shares issued and outstanding.

ITEM 5. OTHER EVENTS

As a result of the transaction as described  under Item 1 above, the Registrant has relocated its offices to 137-77 Northern Blvd.,  Flushing,  New York 11354,
and its new telephone number is (718) 762-2100.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

1.1.Capital  Stock  Purchase  Agreement  by and among Dotcom Internet  Ventures
    Ltd., Anacott Capital Corp. and David Chen dated as of September 17, 2002.

                                  SIGNATURES

Pursuant  to  the requirements of the Securities  Exchange  Act  of  1934,  the
Registrant has  duly  caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ANACOTT CAPITAL CORP.
(Registrant)

By: /s/ David Chen                            Date: September 27, 2002
---------------------------
Name:  David Chen
Title:  President

Exhibit 1.1

                       CAPITAL STOCK PURCHASE AGREEMENT

This Capital Stock Purchase Agreement (the "Agreement") is made and entered into on September 17, 2002, by and among David Chen and assigns (the "Buyer"),
Anacott Capital Corp., a Delaware corporation ("Anacott"), and Dotcom Internet
Ventures Ltd. ("Shareholder").

1.     THE ACQUISITION.

       1.1      Purchase and Sale Subject to the Terms and Conditions of this
                Agreement. At the Closing to be held as provided in Section 2,
                Shareholder shall sell 4,750,000 shares  (the "Anacott Shares")
                of the common stock of Anacott, which represents 95% of the issued and outstanding common shares in Anacott, to the Buyer hereto and the Buyer shall purchase the Anacott Shares from
                Shareholder, free and clear of all Encumbrances other than restrictions imposed by Federal and State securities laws.

       1.2      Purchase Price.  At the Closing, the Buyer shall pay an
                aggregate total of $35,000 (the "Purchase Price") in
                consideration for the Anacott Shares to Shareholder by wire transfer to an account to be specified by Shareholder.

       1.3      Deposit. Concurrently with the execution of this Agreement,
                Buyer shall have paid Shareholder the sum of $5,000 as a good faith deposit by wire transfer to an account to be specified by the Shareholder.

2.     THE CLOSING.

       0.1       Place and Time.  The closing of the sale of the Anacott Shares for the Purchase Price (the "Closing") shall take place at
                 Anacott's office at 1422 Chestnut Street, Suite 410,
                 Philadelphia, PA 19102 no later than the close of business
                 (Philadelphia County Philadelphia time) on or before September
                 30, 2002 or at such other place, date and time as the parties may agree in writing.

       0.2       Deliveries by Shareholder. At the Closing, Shareholder shall deliver the following to the Buyer:

                    a.   Certificates representing the Anacott Shares, duly
                         endorsed for transfer to the Buyer and accompanied by
                         appropriate stock powers, or Certificates representing
                         the Anacott Shares reissued in the name of Buyer.

                    b.   The documents contemplated by Section 3.

                    c.   All other documents, instruments and writings required
                         by this Agreement to be delivered by Shareholder at
                         the Closing and any other documents or records
                         relating to Anacott's business reasonably requested by
                         the Buyers in connection with this Agreement.
                    d.
       a.1       Deliveries by Buyer. At the Closing, the Buyer shall deliver the following to Shareholder:

                    a. The Purchase Price by wire transfer to an account to be specified by the Shareholder.

                    b. The documents contemplated by Section 4.

                    c. All other documents, instruments and writings required
                       by this Agreement to be delivered by the Buyer at the
                       Closing.

3.     CONDITIONS TO THE BUYER'S OBLIGATIONS.

       The obligations of the Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Buyer:

       a.1       No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that
                 prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the
                 Anacott Shares or that will require any divestiture as a
                 result of the Buyer's acquisition of the Anacott Shares or that will require all or any part of the business of Anacott to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Anacott or the Buyer if this Agreement is consummated shall be pending.

       a.2       Representations, Warranties and Agreements.  (a) The
                 representations and warranties of Shareholder and Anacott set forth in this Agreement shall be true and complete in all
                 material respects as of the Closing Date as though made at such time, and (b) Shareholder and Anacott shall have
                 performed and complied in all material respects with the
                 agreements contained in this Agreement required to be
                 performed and complied with by them at or prior to the
                 Closing.

       a.3       Regulatory Approvals.  All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies
                 necessary for the consummation of the Buyer's acquisition of the Anacott Shares shall have been obtained and shall be in full force and effect.

       a.4       Resignations of Director.  Effective on the Closing Date, all
                 of the officers and directors shall have resigned as an
                 officer, director and employee of Anacott. The Buyer
                 understands that such resignations may require a filing in accordance with Rule 14f-1 of the Exchange Act.

4.     CONDITIONS TO SHAREHOLDER AND ANACOTT'S OBLIGATIONS.

       The obligations of Shareholder and Anacott to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Shareholder and Anacott:

       a.1       No Injunction.  There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that
                 prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the
                 Anacott Shares or that will require any divestiture as a
                 result of the Buyer's acquisition of the Anacott Shares or that will require all or any part of the business of Anacott to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Anacott or the Buyer if this Agreement is consummated shall be pending.

       a.2       Representations, Warranties and Agreements.  (a) The
                 representations and warranties of the Buyer set forth in this
                 Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b)
                 the Buyer shall have performed and complied in all material respects with the agreements contained in this Agreement
                 required to be performed and complied with by it at or prior to the Closing.

       a.3       Regulatory Approvals.  All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies
                 necessary for the consummation of the Buyer's acquisition of the Anacott Shares shall have been obtained and shall be in full force and effect.

5.     REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER AND
       ANACOTT.

       Shareholder and Anacott each hereby jointly and severally represents and warrants to the Buyer that:

       a.1       Authorization. Anacott is a corporation duly organized,
                 validly existing and in good standing under the laws of the state of Delaware. This Agreement constitutes a valid and
                 binding obligation of Shareholder and Anacott, enforceable against it in accordance with its terms.

       a.2       Capitalization. The authorized capital stock of Anacott
                 consists of 100,000,000 authorized shares of common stock, par value $.0001, and 20,000,000 preferred shares, par value
                 $.0001, of which 5,000,000 common shares and no preferred
                 shares are presently issued and outstanding. As of the Closing
                 Date there will not be outstanding any warrants, options or other agreements on the part of Anacott obligating Anacott to issue any additional shares of common or preferred stock or any of its securities of any kind.

       a.3       Ownership of Anacott Shares. The delivery of certificates to the Buyer provided in Section 2.2 will result in the Buyer's immediate acquisition of record and beneficial ownership of the Anacott Shares, free and clear of all Encumbrances subject to applicable State and Federal securities laws.

       a.4       Consents and Approvals of Governmental Authorities. Except
                 with respect to applicable State and Federal securities laws, to the best of Shareholder and Anacott's knowledge and belief no consent, approval or authorization of, or declaration,
                 filing or registration with, any Governmental Body is required to be made or obtained by Anacott or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Anacott or the consummation of the sale of the Anacott Shares to the Buyer.

       a.5       Financial Statements. Anacott has delivered to Buyer the
                 balance sheet of Anacott as of December 31, 2001, and
                 statements of income and changes in financial position for the periods then ended and the period from inception to the period then ended, together with the report thereon of Anacott's
                 independent accountant (the "Anacott Financial Statements").
                 To the best of Anacott's knowledge and belief the Anacott
                 Financial Statements are accurate and complete in accordance with generally accepted accounting principles.

       a.6       Litigation. To the best of Shareholder and Anacott's knowledge and belief, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body
                 pending or threatened in writing against or involving Anacott which is likely to have a material adverse effect on the
                 business or financial condition of Anacott and its
                 Subsidiaries, taken as whole. To the best of Shareholder and
                 Anacott's knowledge and belief, Anacott is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of
                 Anacott.

       a.7       Absence of Certain Changes. To the best of Shareholder and
                 Anacott's knowledge and belief, since the date of the Anacott
                 Financial Statements, Anacott has not:

                    a. suffered the damage or destruction of any of its
                       properties or assets (whether or not covered by
                       insurance) which is materially adverse to the business
                       or financial condition of Anacott or made any
                       disposition of any of its material properties or assets
                       other than in the ordinary course of business;

                    b. made any change or amendment in its certificate of
                       incorporation or by-laws, or other governing
                       instruments;

                    c. organized any new Subsidiary or acquired any Equity
                       Securities of any Person or any equity or ownership
                       interest in any business;

                    d. borrowed any funds or incurred, or assumed or become
                       subject to, whether directly or by way of guarantee or
                       otherwise, any obligation or liability with respect to
                       any such indebtedness for borrowed money;

                    e. paid, discharged or satisfied any material claim,
                       liability or obligation (absolute, accrued, contingent
                       or otherwise), other than in the ordinary course of
                       business;

                    f. prepaid any material obligation having a maturity of
                       more than 90 days from the date such obligation was
                       issued or incurred;

                    g. canceled any material debts or waived any material
                       claims or rights, except in the ordinary course of
                       business;

                    h. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or
                       copyright or other intellectual property owned or used
                       by it;

                    i. granted any general increase in the compensation of
                       officers or employees (including any such increase
                       pursuant to any employee benefit plan);

                    j. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or
                       supplies, or sold or entered into any contract or
                       commitment to sell any material quantity of property or
                       assets, except (i) normal contracts or commitments for
                       the purchase of, and normal purchases of, raw materials
                       or supplies, made in the ordinary course business, (ii)
                       normal contracts or commitments for the sale of, and
                       normal sales of, inventory in the ordinary course of
                       business, and (iii) other contracts, commitments,
                       purchases or sales in the ordinary course of business;

                    k. made any capital expenditures or additions to property, plant or equipment or acquired any other property or
                       assets (other than raw materials and supplies) at a cost
                       in excess of $100,000 in the aggregate;

                    l. written off or been required to write off any notes or
                       accounts receivable in an aggregate amount in excess of
                       $2,000;

                    m. written down or been required to write down any
                       inventory in an aggregate amount in excess of $ 2,000;

                    n. entered into any collective bargaining or union contract or agreement; or

                    o. other than the ordinary course of business, incurred any liability required by generally accepted accounting
                       principles to be reflected on a balance sheet and
                       material to the business or financial condition of
                       Anacott.

       a.1.       No Material Adverse Change. To the best of Shareholder and
                  Anacott's knowledge and belief, since the date of the Anacott
                  Financial Statements, there has not been any material adverse change in the business or financial condition of Anacott.

       a.2.       Brokers or Finders. Shareholder and Anacott has not employed any broker or finder or incurred any liability for any
                  brokerage or finder's fees or commissions or similar payments in connection with the sale of the Anacott Shares to the
                  Buyers.

6.     REPRESENTATIONS AND WARRANTIES OF THE BUYER.

       The Buyer represents and warrants to Shareholder and Anacott that:

       a.1       Binding Effect. This Agreement constitutes a valid and binding obligation of the Buyer, enforceable against Buyer in
                 accordance with its terms.

       a.2       Consents and Approvals of Governmental Authorities. No
                 consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by the Buyer in connection with the
                 execution, delivery and performance of this Agreement by the
                 Buyer or the consummation of the sale of the Anacott Shares to the Buyer.

       a.3       Other Consents. No consent of any Person is required to be obtained by the Buyer to the execution, delivery and
                 performance of this Agreement or the consummation of the sale of the Anacott Shares to the Buyer.

       a.4       Manner of Sale. At no time was Buyer presented with or
                 solicited by or through any leaflet, public promotional
                 meeting, television advertisement or any other form of general solicitation or advertising.

       a.5       Brokers or Finders. The Buyer has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Anacott Shares to the Buyer.

       a.6       Purchase for Investment. The Buyer is purchasing the Anacott
                 Shares solely for his own account for the purpose of
                 investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

7.     FILINGS WITH GOVERNMENTAL AUTHORITIES

       a.1       Regulatory Matters. Shareholder, Buyer and Anacott shall (a)
                 file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.

8.     DEFINITIONS.

       As used in this Agreement, the following terms have the meanings specified or referred to in this Section 8.

       a.1       "Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are
                 authorized or required to be closed.

       a.2       "Code" - The Internal Revenue Code of 1986, as amended.

       a.3       "Encumbrances" - Any security interest, mortgage, lien,
                 charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting,
                 transfer, receipt of income or other exercise of any
                 attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

       a.4       "Equity Securities" - See Rule 3a-11-1 under the Securities
                 Exchange Act of 1934.

       a.5       "ERISA" - The Employee Retirement Income Security Act of 1974,
                 as amended.

       a.6       "Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body
                 (including, but not limited to, the European Economic
                 Community), any subdivision, agency, commission or authority thereof.

       a.7       "Knowledge" - Actual knowledge, after reasonable
                 investigation.

       a.8       "Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization,
                 other entity, or Governmental Body.

       a.9       "Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its
                 Subsidiaries.

9.     NOTICES.

       All notices, consents, assignments and other communications under this
Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or
(c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).

                          (a) If to the Buyer:

                          David Chen
                          C/o Global Development Enterprise Inc.
                          137-77 Northern Blvd.
                          Flushing, New York 11354
                          Facsimile (718) 460-5307

                                                      Initials: ______ / ______

                                       #

                          (b) If to Anacott:

                          Anacott Capital Corp.
                          1422 Chestnut Street, Suite #410
                          Philadelphia, PA 19102
                          Facsimile (215) 893-3662
                          Attn: William Tay, President

                          (c) If to Shareholder:

                          Dotcom Internet Ventures Ltd.
                          1422 Chestnut Street, Suite #410
                          Philadelphia, PA 19102
                          Facsimile (215) 893-3662
                          Attn: William Tay, President

10.    MISCELLANEOUS.

       a.1        Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this
                  Agreement and the performance of its obligations hereunder.

       a.2        Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

       a.3        No Waiver. The failure of a party to insist upon strict
                  adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in
                  writing.

       a.4        Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its
                  subject matter with respect thereto and cannot be changed or terminated orally.

       a.5        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same
                  instrument.

       a.6        Governing Law, Venue. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents
                  hereunder shall be governed by the internal law of the State of Pennsylvania, without regard to the conflicts of law
                  principles thereof. Venue for any cause of action brought to enforce any part of this Agreement shall be in Pennsylvania.

       a.7        Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may
                  assign its rights hereunder without the consent of the other.

       a.8        Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any
                  other public statement, in each case relating to, connected with or arising out of this Agreement or the matters
                  contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and
                  publication thereof.

                           [SIGNATURE PAGE FOLLOWS]
                                                      Initials: ______ / ______

                                       #

       IN WITNESS WHEREOF, the corporate parties hereto have caused this
Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

"THE BUYER"

DAVID CHEN

/s/ David Chen
---------------------------
By: David Chen

"ANACOTT"

ANACOTT CAPITAL CORP.

/s/ William Tay
---------------------------
By: William Tay, President

"SHAREHOLDER"

DOTCOM INTERNET VENTURES LTD.

/s/ William Tay
---------------------------
By: William Tay, President
                                                      Initials: ______ / ______

                                       #

                           UNANIMOUS WRITTEN CONSENT
                         BY THE BOARD OF DIRECTORS OF
                             ANACOTT CAPITAL CORP.
                             IN LIEU OF A MEETING

      Pursuant  to  the  Delaware  General  Corporation  Law, as amended, which provides  that any action required to be taken at a meeting  of  the  board  of directors of a Delaware corporation may be taken without a meeting if a consent in writing  setting  forth  the  action  so taken shall be signed by all of the directors,  the  undersigned, being all of the  directors  of  ANACOTT  CAPITAL
CORP., a Delaware  corporation (the "Corporation"), do hereby waive any and all notices that may be  required  to  be  given  with  respect to a meeting of the directors of the Corporation and do hereby take, ratify,  affirm,  and  approve the following actions:

      RESOLVED, that the number of board seats is hereby increased to two,  and
David  Chen  is  hereby  appointed as a director of the Corporation to fill the newly created board seat,  to  hold  such  office ten days after the filing and mailing of the statement required by Rule 14f-1  under  the Securities Exchange
Act of 1934, as amended, until the next annual meeting of shareholders;

      RESOLVED,  that  the  resignation  of  William  Tay as sole  officer  and director of the Corporation is hereby accepted, and the  number  of board seats is hereby decreased to one;

      RESOLVED,  that  David  Chen  is  hereby  appointed  as president,  chief executive officer, treasurer, and secretary of the Corporation;

      RESOLVED, that the appropriate officers of the Corporation  be,  and they hereby  are,  authorized  and directed to take all such further actions and  to execute and deliver all such  instruments  and  documents  in  the  name and on behalf  of  the Corporation, and under its corporate seal or otherwise,  as  in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

      The undersigned,  being  all  of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 17th of September 2002, notwithstanding the actual date of the signing.

                                            /s/ William Tay
                                            ---------------------------
                                            William Tay

                                            /s/ David Chen
                                            ---------------------------
                                            David Chen

      I, David Chen, hereby accept my appointment as director, president, chief executive officer, treasurer and secretary of ANACOTT CAPITAL CORP., a Delaware corporation.

/s/ David Chen
---------------------------
David Chen

      I, William Tay, hereby resign as  director and officer of ANACOTT CAPITAL
CORP., a Delaware corporation, effective  the  27th  day of September 2002, and hereby  waive  and renounce any claim against said corporation,  including  any claim for accrued but unpaid wages, severance, compensation or benefits.

/s/ William Tay
---------------------------
William Tay

                                  William Tay
                       1422 Chestnut Street, Suite #410
                       Philadelphia, Pennsylvania 19102

                                 September 27, 2002

Mr. David Chen, President
Anacott Capital Corp.
137-77 Northern Blvd.
Flushing, New York 11354

       Re:  Anacott Capital Corp.

Dear Mr. Chen,

       Effective  immediately, I am resigning as Director, President, Secretary
and  Treasurer  of  Anacott   Capital   Corp.,   a  Delaware  corporation  (the
"Registrant").   My  resignation  was  not  due to any  disagreement  with  the
Registrant on any matter relating to the Registrant's  operations,  policies or practices.

                                        Sincerely,

                                        /s/ William Tay
                                        -------------------------
                                        William Tay